UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 7, 2010

Linda Illumination, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-53842	42-1769314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No.1 Industrial Garden of Second Economic Cooperative Entity Ren He Town, Baiyun District Guangzhou, Guangdong, China 510470
(Address of principal executive offices) (Zip Code)

+86 (0) 20-8603-7011
 (Registrant’s telephone number, including area code)

China Real Estate Acquisition Corp.
 (Former name or former address, if changed since last report)

–––––––––––––––– Copies to: Gary S. Eaton, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2010, China Real Estate Acquisition Corp., a Delaware corporation (the “Company”) filed a certificate of amendment  to the Company’s articles of incorporation (the “Amendment”) with the Delaware Secretary of State changing the Company’s name to Linda Illumination, Inc.

Item 9.01Financial Statement and Exhibits

(a)  Financial Statements of Business Acquired.

None

(b)  Pro Forma Financial Information.

None

(c)  Shell Company Transactions.

None

(d)  Exhibits.

Exhibit No.	Description
none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Linda Illumination, Inc.

Date: July 8, 2010	By:	/s/Maolin Shi
Maolin Shi President, Chief Executive Officer and Director

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